                               November 20, 1996


L.B. Saks, Inc.
160 Pearl Street
New York, New York 10005

                Re:   Trans Enery, Inc.
                      -----------------

Gentlemen:

        The undersigned hereby agrees that for a period of six (6) months following the effective date (the "Effective Date") of the Company's Registration Statement on Form SB-2 (the "Registration Statement") he will not sell, transfer, assign, or pledge any shares of common stock of the Company, $.001 par value, (the "Common Stock") or otherwise dispose of any beneficial interest therein, whether pursuant to Rule 144 of the Securities Act of 1933, as amended, or otherwise, except with your prior written consent, and every three
(3) months thereafter, for an additional eighteen (18) months, the undersigned, together with Loren E. Bagley, William F. Woodburn and John B. Sims, and Black & Company, a corporation holding a controlling interest in the Company, may not sell, in the aggregate, a number of shares equal to more than 1% of the public float. The undersigned understands that the Company will cause the Company's transfer agent for the Common Stock to mark an appropriate legend on the face of stock certificates representing all of such securities and to place "stop transfer" orders on the Company's stock ledgers relating to such shares.

        This agreement shall not be of any force or effect unless the Registration Statement is declared effective and/or subsequently withdrawn or rescinded.


                                       Very truly yours,
                                       /s/ Dennis L. Spencer
                                       -----------------------------
                                       Dennis L. Spencer

                               November 20, 1996

L. B. Saks, Inc.
160 Pearl Street
New York, New York 10005




        Re:     Trans Energy, Inc.
                ------------------

Gentlemen:

        The undersigned hereby agrees that for a period of six (6) months following the effective date (the "Effective Date") of the Company's Registration Statement on Form SB-2 (the "Registration Statement") he will not sell, transfer, assign, or pledge any shares of common stock of the Company, $.001 par value, (the "Common Stock") or otherwise dispose of any beneficial interest therein, whether pursuant to Rule 144 of the Securities Act of 1933, as amended, or otherwise, except with your prior written consent, and every three
(3) months thereafter, for an additional eighteen (18) months, the undersigned, together with Loren E. Bagley, William F. Woodburn and Dennis L. Spencer, and Black & Company, a corporation holding a controlling interest in the Company, may not sell, in the aggregate, a number of shares equal to more than 1% of the public float. The undersigned understands that the Company will cause the Company's transfer agent for the Common Stock to mark an appropriate legend on the face of stock certificates representing all of such securities and to place "stop transfer" orders on the Company's stock ledgers relating to such shares.

        This agreement shall not be of any force or effect unless the Registration Statement is declared effective and/or subsequently withdrawn or rescinded.


                                Very truly yours,

                                /s/ John B. Sims

                                John B. Sims

                               November 20, 1996

L. B. Saks, Inc.
160 Pearl Street
New York, New York 10005




        Re:     Trans Energy, Inc.
                ------------------

Gentlemen:

        The undersigned hereby agrees that for a period of six (6) months following the effective date (the "Effective Date") of the Company's Registration Statement on Form SB-2 (the "Registration Statement") he will not sell, transfer, assign, or pledge any shares of common stock of the Company, $.001 par value, (the "Common Stock") or otherwise dispose of any beneficial interest therein, whether pursuant to Rule 144 of the Securities Act of 1933, as amended, or otherwise, except with your prior written consent, and every three
(3) months thereafter, for an additional eighteen (18) months, the undersigned, together with William F. Woodburn, John B. Sims and Dennis L. Spencer, and
Black & Company, a corporation holding a controlling interest in the Company, may not sell, in the aggregate, a number of shares equal to more than 1% of the public float. The undersigned understands that the Company will cause the Company's transfer agent for the Common Stock to mark an appropriate legend on the face of stock certificates representing all of such securities and to place "stop transfer" orders on the Company's stock ledgers relating to such shares.

        This agreement shall not be of any force or effect unless the Registration Statement is declared effective and/or subsequently withdrawn or rescinded.


                                Very truly yours,

                                /s/ Loren E. Bagley

                                Loren E. Bagley

                               November 20, 1996



L.B. Saks, Inc.
160 Pearl Street
New York, New York 10005


            Re:  Trans Energy, Inc.
                 ------------------

Gentlemen:

            The undersigned hereby agrees that for a period of six (6) months following the effective date (the "Effective Date") of the Company's Registration Statement on Form SB-2 (the "Registration Statement") he will not sell, transfer, assign, or pledge any shares of common stock of the Company, $.001 par value, (the "Common Stock") or otherwise dispose of any beneficial interest therein, whether pursuant to Rule 144 of the Securities Act of 1933, as amended, or otherwise, except with your prior written consent, and every (3) months thereafter, for an additional eighteen (18) months, the undersigned, together with Loren E. Bagley, John B. Sims and Dennis L. Spencer, and Black & Company, a corporation holding a controlling interest in the Company, may not sell, in the aggregate, a number of shares equal to more then 1% of the public float. The undersigned understands that the Company will cause the Company's transfer agent for the Common Stock to mark an appropriate legend on the face of stock certificates representing all of such securities and to place "stop transfer" orders on the Company's stock ledgers relating to such shares.

            This agreement shall not be of any force or effect unless the Registration Statement is declared effective and/or subsequently withdrawn or rescinded.


                               Very truly yours,

                               /s/ William F. Woodburn

                               William F. Woodburn